UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2017

Xenith Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-32968	54-2053718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One James Center, 901 E. Cary Street, Suite 1700 Richmond, Virginia		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 433-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2017, Xenith Bankshares, Inc. (“XBKS”) entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) with Union Bankshares Corporation (“UBSH”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, XBKS will merge with and into UBSH (the “Merger”), with UBSH as the surviving corporation in the Merger. Following the Merger, XBKS’s wholly owned subsidiary, Xenith Bank, will merge with and into UBSH’s wholly owned subsidiary, Union Bank & Trust, pursuant to a separate merger agreement and related plan of merger (the “Bank Merger”), with Union Bank & Trust as the surviving entity in the Bank Merger. The Merger Agreement was approved and adopted by the Board of Directors of each of UBSH and XBKS.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), XBKS shareholders will have the right to receive 0.9354 shares (the “Exchange Ratio”) of common stock, par value $1.33 per share, of UBSH (“UBSH Common Stock”) (the “Merger Consideration”) in exchange for each outstanding share of common stock, par value $0.01 per share, of XBKS (“XBKS Common Stock”).

At the Effective Time, each option to purchase shares of XBKS Common Stock, whether vested or unvested, that is outstanding and unexercised immediately prior to the Effective Time will cease to represent a right to acquire XBKS Common Stock and will be automatically converted without any action on the part of the holder thereof into the right to receive a cash payment in an amount equal to the product of (i) the difference between (A) the product of the average of the closing sale prices of UBSH Common Stock on the NASDAQ Global Select Market (“NASDAQ”) for the 10 full trading days ending on the trading day immediately preceding the Effective Time and the Exchange Ratio (the “Conversion Price”) and (B) the per share exercise price of the option immediately prior to the Effective Time, and (ii) the number of shares of XBKS Common Stock subject to such option, subject to any applicable withholdings. Any options to purchase shares of XBKS Common Stock with a per share exercise price in excess of the Conversion Price will be cancelled without payment.

At the Effective Time, each warrant exercisable into shares of XBKS Common Stock that is outstanding and unexercised immediately prior to the Effective Time will be converted into a warrant to acquire, on the same terms and conditions as were applicable under such warrant immediately prior to the Effective Time, the number of shares of UBSH Common Stock equal to the product of the number of shares of XBKS Common Stock subject to such warrant immediately prior to the Effective Time and the Exchange Ratio (rounding any resultant fractional share down to the nearest whole number of shares), at a price per share of UBSH Common Stock equal to the price per share under the warrant divided by the Exchange Ratio (rounding any resultant fractional cent up to the nearest whole cent). XBKS will use its reasonable best efforts to repurchase the warrant to purchase shares of XBKS Common Stock originally issued to the U.S. Department of Treasury pursuant to the Troubled Asset Relief Program Capital Purchase Program prior to or in connection with the closing of the Merger.

At the Effective Time, each restricted stock award granted by XBKS and each restricted stock unit award in respect of XBKS Common Stock granted by XBKS will vest fully and be converted into the right to receive the Merger Consideration in respect of each share of XBKS Common Stock underlying such award.

The Merger Agreement contains customary representations and warranties of both UBSH and XBKS, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, among others, covenants relating to (1) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (2) each party’s obligation to call a meeting of its shareholders to approve the Merger Agreement and the plan of merger attached to the Merger Agreement (the “Plan of Merger”), and, (3) subject to certain customary exceptions, for the Board of Directors of each of UBSH and XBKS to recommend that its shareholders approve the Merger Agreement and the Plan of Merger. UBSH and XBKS have also agreed to customary non-solicitation covenants relating to alternative acquisition proposals.

The completion of the Merger is subject to customary conditions, including (1) approval of the Merger Agreement and the Plan of Merger by XBKS’s shareholders and by UBSH’s shareholders, (2) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation and the Bureau of Financial Institutions of the Virginia State Corporation Commission, (3) effectiveness of the registration statement on Form S-4 for the UBSH Common Stock to be issued in the Merger, (4) authorization for listing on the NASDAQ of the shares of UBSH Common Stock to be issued in the Merger and (5) the absence of any order, decree or injunction that enjoins, prohibits or makes illegal the consummation of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, (3) receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code and (4) that the Voting Agreements and Affiliate Agreements (described in Item 8.01 below) remain in full force and effect.

The Merger Agreement provides certain termination rights for both UBSH and XBKS and further provides that a termination fee of $26,500,000 will be payable by either UBSH or XBKS, as applicable, in the event that the Merger Agreement is terminated under certain circumstances.

The Merger Agreement provides that the Board of Directors of UBSH will expand to 20 members from 18 members. UBSH will cause two directors of XBKS to be appointed to the Board of Directors of UBSH, each of whom will be chosen by the mutual agreement of UBSH and XBKS.

The Merger is expected to close in the first quarter of 2018.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, and those specifically identified in, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding UBSH or XBKS, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding UBSH, XBKS, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of UBSH and XBKS and a prospectus of UBSH, as well as in the filings that each of UBSH and XBKS make with the Securities and Exchange Commission (“SEC”).

Item 8.01.	Other Events.

Voting Agreements

Simultaneous with the execution of the Merger Agreement, UBSH and XBKS entered into a Voting Agreement (collectively, the “Voting Agreements”) with each of the following shareholders of XBKS: ACMO-HR, L.L.C., CapGen Capital Group VI LP, Carlyle Financial Services Harbor, L.P., and BCP Fund I Virginia Holdings, LLC (the “Institutional Shareholders”).

Each Institutional Shareholder agreed, among other things, to vote the shares of XBKS Common Stock owned beneficially and over which such Institutional Shareholder has voting power in favor of the Merger Agreement, the Merger, the Plan of Merger and any related matters and against any alternative acquisition proposal, any corporate action the consummation of which would reasonably be expected to frustrate the purposes, or prevent or materially delay the consummation of, the transactions contemplated by the Merger Agreement, any corporate action the consummation of which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of XBKS under the Merger Agreement and any other matter relating to, or in connection with, any of the foregoing.

The Institutional Shareholders have agreed to customary lock-up restrictions on the transfer of their shares of UBSH Common Stock for a period of 60 days following the Effective Time. The Institutional Shareholders have also agreed to customary non-solicitation covenants relating to alternative acquisition proposals. The Voting Agreements also provide that any investor agreement between XBKS and such Institutional Shareholder will terminate at the Effective Time. Each Institutional Shareholder and UBSH have also agreed, at each Institutional Shareholder’s option, to enter into a registration rights agreement within 30 days following the Effective Time, which registration rights agreement would apply to up to all the shares of UBSH Common Stock that the Institutional Shareholder, as of the Effective Time, owns or has the right to receive pursuant to the terms of the Merger Agreement.

The Voting Agreements will terminate in certain circumstances, including at the Effective Time, upon the termination of the Merger Agreement in accordance with its terms or upon entry into any amendment to the Merger Agreement which reduces the consideration payable to the shareholder or otherwise materially and adversely impacts the shareholder. The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, a form of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Affiliate Agreements

Simultaneous with the execution of the Merger Agreement, UBSH and XBKS entered into Affiliate Agreements with each of the directors of XBKS (collectively, the “UBSH Affiliate Agreements”), and XBKS and UBSH entered into substantially similar Affiliate Agreements with each of the directors of UBSH (collectively with the UBSH Affiliate Agreements, the “Affiliate Agreements”).

Each shareholder party to an Affiliate Agreement agreed, among other things, to vote the shares of XBKS Common Stock or UBSH Common Stock, as applicable, owned beneficially or of record by such shareholder, and over which such shareholder has the sole power to vote or direct the disposition, in favor of the Merger Agreement and against any alternative acquisition proposal, any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of XBKS under the Merger Agreement or of the shareholder under his or her Affiliate Agreement and any other action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger, as well as certain other restrictions with respect to the voting and transfer of such shareholder’s shares of XBKS Common Stock or UBSH Common Stock, as applicable. The shareholders have also agreed to customary non-solicitation covenants relating to alternative acquisition proposals.

The Affiliate Agreements will terminate in certain circumstances, including at the Effective Time or upon the termination of the Merger Agreement in accordance with its terms. The foregoing description of the Affiliate Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Affiliate Agreements, forms of which are attached as Exhibit 99.2 and Exhibit 99.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

Certain statements made in this Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact, are based on certain assumptions as of the time they are made, and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of UBSH or XBKS or their management about future events. Such statements include statements as to the anticipated Effective Time of the Merger. Although each of UBSH and XBKS believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of UBSH or XBKS will not differ materially from any projected future results, performance, or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including but not limited to: (1) the businesses of UBSH and XBKS may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the Merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the Merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, tax rates, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by UBSH or XBKS with the SEC. Forward-looking statements speak only as of the date they are made and UBSH and XBKS undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed Merger, UBSH will file with the SEC a registration statement on Form S-4 to register the shares of UBSH Common Stock to be issued to the shareholders of XBKS. The registration statement will include a joint proxy statement of UBSH and XBKS and a prospectus of UBSH. A definitive joint proxy statement/prospectus will be sent to the shareholders of UBSH and XBKS seeking their approval of the proposed Merger and related matters. This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and shareholders of UBSH and XBKS are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed transaction. Free copies of these documents may be obtained as described below.

Investors and shareholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed Merger because they will contain important information about UBSH, XBKS and the proposed Merger. Investors and shareholders of both companies are urged to review carefully and consider all public filings by UBSH and XBKS with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Quarterly Reports on Form 10-Q, and their Current Reports on Form 8-K. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus and other documents filed with the SEC also may be obtained by directing a request by telephone or mail to Union Bankshares Corporation, 1051 East Cary Street, Suite 1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or Xenith Bankshares, Inc., 901 E. Cary Street Richmond, Virginia, 23219, Attention: Thomas W. Osgood (telephone: (804) 433-2200), or by accessing UBSH’s website at www.bankatunion.com under “Investor Relations” or XBKS’s website at www.xenithbank.com under “Investor Relations” under “About Us.” The information on UBSH’s and XBKS’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company makes with the SEC.

UBSH and XBKS and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UBSH and/or XBKS in connection with the proposed Merger. Information about the directors and executive officers of UBSH is set forth in the proxy statement for UBSH’s 2017 annual meeting of shareholders filed with the SEC on March 21, 2017. Information about the directors and executive officers of XBKS is set forth in XBKS’s Annual Report on Form 10-K, as amended, filed with the SEC on May 1, 2017. Additional information regarding the interests of these participants and other persons who may be deemed participants in the proposed Merger may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger when it becomes available. Free copies of these documents may be obtained as described above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated as of May 19, 2017, by and between Union Bankshares Corporation and Xenith Bankshares, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.)

99.1	Form of Voting Agreement, by and among Union Bankshares Corporation, Xenith Bankshares, Inc. and certain shareholders of Xenith Bankshares, Inc. (Incorporated by reference to Exhibit 6.2(d) to the Exhibit 2.1, above.)

99.2	Form of Affiliate Agreement, by and among Union Bankshares Corporation, Xenith Bankshares, Inc. and certain shareholders of Xenith Bankshares, Inc. (Incorporated by reference to Exhibit 6.2(e) to the Exhibit 2.1, above.)

99.3	Form of Affiliate Agreement, by and among Xenith Bankshares, Inc., Union Bankshares Corporation and certain shareholders of Union Bankshares Corporation. (Incorporated by reference to Exhibit 6.3(d) to the Exhibit 2.1, above.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2017

XENITH BANKSHARES, INC.

By:	/s/ Thomas W. Osgood
Thomas W. Osgood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization, dated as of May 19, 2017, by and between Union Bankshares Corporation and Xenith Bankshares, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Xenith Bankshares, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.)

99.1	Form of Voting Agreement, by and among Union Bankshares Corporation, Xenith Bankshares, Inc. and certain shareholders of Xenith Bankshares, Inc. (Incorporated by reference to Exhibit 6.2(d) to the Exhibit 2.1, above.)

99.2	Form of Affiliate Agreement, by and among Union Bankshares Corporation, Xenith Bankshares, Inc. and certain shareholders of Xenith Bankshares, Inc. (Incorporated by reference to Exhibit 6.2(e) to the Exhibit 2.1, above.)

99.3	Form of Affiliate Agreement, by and among Xenith Bankshares, Inc., Union Bankshares Corporation and certain shareholders of Union Bankshares Corporation. (Incorporated by reference to Exhibit 6.3(d) to the Exhibit 2.1, above.)